UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	April 24, 2007

LEGG MASON, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-8529	52-1200960

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

100 Light Street, Baltimore, Maryland	21202

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(410) 539-0000

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)

On April 24, 2007, James W. Hirschmann III resigned as President and Chief Operating Officer of Legg Mason, Inc. Raymond A. Mason, age 70, who has served as the Company's Chairman and Chief Executive Officer since the Company's formation in 1981, and also served as President of the Company from 1981 to May 2006, has reassumed the additional responsibility of President effective April 24, 2007.

The information required by Item 5.02(c)(2) of Form 8-K (requiring disclosure of certain related party transactions) is contained under the caption "Certain Transactions" in the Company's definitive proxy statement for the 2006 Annual Meeting of Stockholders and will be contained under the same caption in the Company's definitive proxy statement for the 2007 Annual Meeting of Stockholders. All of the required information is incorporated herein by reference to each proxy statement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGG MASON, INC.
(Registrant)

Date: April 30, 2007	By:	/s/ Thomas P. Lemke

Thomas P. Lemke
Senior Vice President and General
Counsel

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